UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVERY SHARE COUNTS PLEASE VOTE FOR THE MERGER TODAY 3 easy ways to vote: If you own shares directly with HEI: If you own shares through a broker: 1. Call toll-free 1-888-693-8683 2. Visit www.cesvote.com 3. Mark, sign, date and return the enclosed proxy card 1. Call toll-free 1-800-454-8683 2. Visit www.proxyvote.com 3. Mark, sign, date and return the voting instruction form you received A More Affordable Clean Energy Future

What am I being asked to vote on?
What does the HEI Board recommend?

• Approve the HEI-NextEra Energy merger agreement	Vote **FOR**
• Approve, on an advisory basis, merger-related compensation arrangements	Vote **FOR**
• Adjourn the meeting to permit further solicitation of proxies to approve the merger	Vote **FOR**

Vote FOR Customer Savings

• Subject to Hawai'i Public Utilities Commission approval, customers would benefit from:

$60 million in cost savings over 4 years + **4-year Commitment** to not file general base rate increase + **More Savings** from NextEra Energy's size and stronger credit rating = **Customer Savings**

Vote FOR Support of Our Local Communities

• NextEra Energy **respects our island culture** and understands what makes our islands unique and special

• **HEI** is one of Hawai'i's most charitable companies and NextEra Energy will continue our overall level of **community giving** in Hawai'i

• The Hawaiian Electric Companies will continue to be **managed in Hawai'i**, with **local headquarters**, the **same operating locations**, and the **same names** — Hawaiian Electric, Maui Electric and Hawai'i Electric Light

Vote FOR the Right Partner for Hawai'i's Energy Future

NextEra Energy

✓ **Proven track record of lowering costs for customers**	• Since 2001, its electric utility cut its use of foreign oil by more than 99%, saving customers more than $7.5 billion • Its utility's customer rates are about 25% below the national average
✓ **World's leading renewable energy company**	• World's largest generator of renewable energy from the wind and sun
✓ **Ethical, innovative and socially responsible**	• Among the top 10 companies worldwide for innovativeness and community responsibility on Fortune's 2015 "World's Most Admired Companies" list • 1st among electric and gas utilities for innovation, social responsibility and quality of products/services • Recognized as a 2015 World's Most Ethical Company® by the Ethisphere Institute

• NextEra Energy supports and will help accelerate Hawaiian Electric’s plans for: Vote FOR a More Affordable Clean Energy Future • A leading bank in Hawai‘i with solid profitability and a history of high performance • Intends to pay attractive dividends that are expected to grow over time More Service Options 20% Lower Bills 65% Renewable Energy Triple Distributed Solar, including Rooftop Vote FOR Significant Value for Your Shares • The market sees the value of a completed merger with NextEra Energy and spin-off of American Savings Bank: • If the merger is completed, for each HEI share, you’ll receive .2413 NextEra Energy shares + .3333 ASB Hawaii shares + a special cash dividend of $0.50 • Except for the special cash dividend, the value you’ll receive is expected to be tax-free to you HEI 30-Day Average Closing Price Without NEE Offer With NEE Offer Before Announcement 10/22/14 – 12/03/14 After Announcement 12/04/14 – 1/16/15 $27.72 $33.36 Both NextEra Energy and American Savings Bank expect to have attractive, growing dividends. Vote FOR Strong Shareholder Value Creation • NextEra Energy has a strong record of growing share value and dividends to shareholders • Poised for continued growth Dividends Per Share Hawaiian Electric Industries NextEra Energy 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 10-Year Shareholder Return 12/31/2004 - 12/31/2014* *with dividend reinvestment S&P 500 Electric Utilities Index Hawaiian Electric Industries NextEra Energy S&P 500 S&P 500 Utilities Index 300% 250% 200% 150% 100% 50% 0% 300%

VOTE FOR THE MERGER TODAY EVERY SHARE COUNTS. Your vote is essential to ensure that HEI shareholders, customers and the state of Hawai‘i receive the benefits of the merger. When and where will the special meeting of HEI shareholders be held? The special meeting will be held on HEI’s premises in Room 805 on the eighth floor of the American Savings Bank Tower, located at 1001 Bishop Street, Honolulu, Hawai‘i, on May 12, 2015, at 9:30 a.m., Hawai‘i time. What do I need to do now? As an HEI shareholder, you should: (1) carefully read and consider the information in the proxy statement/prospectus that was mailed to you and (2) vote your shares. Every share counts — vote today. FORWARD LOOKING STATEMENTS This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the merger, are more fully discussed in the definitive proxy statement/prospectus that is included in the Registration Statement on Form S-4 that NEE has filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed transaction between NEE and HEI, NEE filed with the SEC a registration statement on Form S-4 that includes a definitive proxy statement of HEI and that also constitutes a prospectus of NEE. The registration statement was declared effective by the SEC on March 26, 2015. HEI first mailed the definitive proxy statement/prospectus to its shareholders on March 30, 2015. NEE and HEI may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investor.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.